UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      Form 8-K


                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report:                    February 14, 2000
               Date of earliest event reported:   February 14, 2000


                           Commission file number 1-655


                                MAYTAG CORPORATION

          A Delaware Corporation       I.R.S. Employer Identification No.
                                    42-0401785


                  403 West Fourth Street North, Newton, Iowa 50208


                    Registrant's telephone number:  515-792-7000



                                        N/A
          (Former name or former address, if changed since last report.)





















     Item 5.  Other Events

     Maytag Corporation confirmed that it expects full year results within the lower end of the range of current estimates in the investment community, which is from $3.80 to $4.00 per share in 2000. Maytag also indicated it expects first quarter 2000 diluted earnings per share (EPS) results could be off 10 percent or more from 1999 s record first quarter performance of $.95 a share.

     Maytag Corporation and SANYO Electric Co., Ltd., announced a master alliance agreement that provides a framework for the two corporations to work jointly on product development, mutual product supply and joint purchasing of parts.

     Item 7.  Financial Statements and Exhibits

     (c)Exhibits.

     The exhibits accompanying this report are listed in the accompanying
     Exhibit Index.






































     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             Maytag Corporation
                                             (Registrant)

                                             By:   s/s G. J. Pribanic

                                             G. J. Pribanic
                                             Chief Financial Officer



               February 14, 2000
                  (Date)







































     EXHIBIT INDEX

     The following exhibit is filed herewith.


     Exhibit No.              Exhibit

     99(a)               Press Release.











































